UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:

[_] Preliminary Proxy Statement

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[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to §240.14a-12

LATTICE INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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LATTICE INCORPORATED

7150 N. Park Drive, Suite 500
Pennsauken, New Jersey 08109

___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held June 18, 2015

___________________________

TO THE STOCKHOLDERS OF Lattice Incorporated:

The Annual Meeting of the stockholders of Lattice Incorporated, a Delaware corporation (“Company”), will be held on June 18, 2015, at 10:00 a.m. local time at the offices of Loeb & Loeb LLP¸ 345 Park Ave., New York, New York, for the following purposes:

(1) To elect five directors;

(2) To ratify appointment of Rosenberg Rich Baker Berman & Company as Company’s independent accountants, for the fiscal year ending December 31, 2015;

(3) To approve the Lattice Incorporated 2015 Omnibus Equity Incentive Plan (the “2015 Incentive Plan”), pursuant to which the Company may issue up to an aggregate of 25,000,000 ordinary shares to directors, officers, employees and/or consultants of the Company and its subsidiaries;

(4) To conduct an advisory vote approving executive compensation;

(5) To conduct an advisory vote regarding the frequency of advisory votes to approve executive compensation; and

(6) To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Paul Burgess
Paul Burgess
Chairman and Chief Executive Officer

Dated: May 22, 2015

Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting

To Be Held June 18, 2015.

The proxy statement and Company’s 2015 annual report to stockholders are available at Company’s website, www.latticeinc.com.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares for any proposal other than the ratification of the auditors, unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions on the proxy card to vote by telephone or Internet.

LATTICE INCORPORATED

7150 N. Park Drive, Suite 500
Pennsauken, New Jersey 08109

___________________________

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held June 18, 2015

___________________________

PROXY SOLICITATION

Company is soliciting proxies on behalf of the Board of Directors in connection with the annual meeting of stockholders on June 18, 2015 and at any adjournment thereof. Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy, and any additional material that may be furnished to stockholders. Proxies may be solicited through the mails or direct communication with certain stockholders or their representatives by Company officers, directors, or employees, who will receive no additional compensation therefor.

May 26, 2015 is the approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to stockholders.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of May 20, 20015, the record date for the meeting, Company had outstanding 59,153,141 shares of Common Stock, being the class of stock entitled to vote at the meeting. Each share of Common Stock entitles its holder to one vote.

Voting Procedures; Revoking Proxies

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided. The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy. Directors will be elected by plurality vote, and, therefore, abstentions and broker non-votes will have no effect on the election of directors. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the approval of all other proposals at the Annual Meeting. Therefore, abstentions are the same as a “no” vote and broker non-votes will have no effect on the vote for all proposals other than the election of directors.

You may revoke any proxy by notifying the Company in writing at the above address, Attn: Secretary, or by voting a subsequent proxy or in person at the meeting.

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Attending the Meeting

You may obtain directions to the meeting at www.latticeinc.com or by writing to Company at the above address, Attn: Secretary. If you are a shareholder of record, you may vote in person at the Annual Meeting, regardless of having previously submitted a proxy. If you are not a shareholder of record (i.e., if you hold your shares in street name through a broker, bank, custodian or other nominee), you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee holder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information about shares of common stock beneficially owned as of May 20, 2015 by:

•	each director;
•	each officer named in the summary compensation table;
•	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
•	all directors and executive officers as a group.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (2)
Paul Burgess (3)	5,678,272	8.89%
Joe Noto (4)	2,062,000	3.37%
John Boyd (5)	289,500	*
Mark V. Rosenker (5)	289,500	*
Robert Wurwarg	1,000,000	1.69%
Richard Stewart	1,000,000	1.69%
All named executive officers and directors as a group (6 persons)	10,319,272	15.58%
Bard Associates, Inc.(6)	4,251,000	7.19%
* Less than 1%
(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Lattice Incorporated, 7150 N. Park Drive, Suite 500, Pennsauken, NJ 08109
(2)	Applicable percentage ownership is based on 59,153,141 shares of common stock outstanding as of May 20, 2015, together with securities exercisable or convertible into shares of common stock within 60 days of May 20, 2015 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of May 20, 2015 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Represents 4,724,000 shares issuable upon exercise of options and 954,272 restricted shares.
(4)	Represents 2,062,000 shares issuable upon exercise of options.
(5)	Represents 289,500 shares issuable upon exercise of options.
(6)	The address of Bard Associates, Inc. is 135 South LaSalle Street, Suite 3700, Chicago, IL 60603. Timothy B. Johnson is the President of Bard Associates, Inc. This information is derived from a Schedule 13G filed by Bard Associates, Inc. on February 17, 2015.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated Paul Burgess, John Boyd, Mark V. Rosenker, Robert Wurwarg and Richard Stewart for election as directors, to serve until the next annual meeting and their successors have been elected and qualified. Directors are elected by a plurality of votes cast. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates. The Company’s current officers and directors are as follows:

Name	Age	Position
Paul Burgess	49	President, CEO and director
Joe Noto	55	CFO and secretary
John Boyd	73	Director
Mark V. Rosenker	68	Director
Robert Wurwarg	65	Director
Richard Stewart	71	Director

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

Paul Burgess, President, Chief Executive Officer and Director. From March 1, 2003 until February 14, 2005, Mr. Burgess was our Chief Operating Officer. As of February 9, 2005, Mr. Burgess was appointed our President and Chief Executive Officer. On February 14, 2005, Mr. Burgess was appointed a member of our Board of Directors. From January 2000 to December 2002, Mr. Burgess was President and Chief Financial Officer of Plan B Communications. Prior to Plan B Communications, Mr. Burgess spent three years with MetroNet Communications, where he was responsible for the development of MetroNet’s coast to coast intra and inter-city networks. Mr. Burgess was also influential in developing the operations of MetroNet during the company’s early growth stage. Prior to joining MetroNet, Mr. Burgess was with ISM, a company subsequently acquired by IBM Global Services, where he was responsible for developing and deploying the company’s distributed computing strategy.

Joe Noto, Chief Financial Officer and Secretary. Mr. Noto joined Lattice in March 2005 as Vice President of Finance and served in that position until May 2005 when he accepted the position of Chief Financial Officer. Prior to joining the Company, from 2002 to 2005, Mr. Noto was VP of Finance/Controller heading financial operations at Spectrotel Inc. (formerly Plan B Communications), a communications service provider. From 2000 to 2002, Mr. Noto was the Finance Director at Pivotech Systems, a communications software start-up Company backed by a venture capital firm, Optical Capital Group. Mr. Noto holds a B.A. degree from Rutgers College and is a Certified Public Accountant of New Jersey and is a member of the American Institute of CPA’s and the New Jersey Society of CPA’s.

John Boyd, Director. Mr. Boyd has been a member of our Board of Directors since May 2011. Mr. Boyd, as part of his business advisory practice, Boyd Operating Alliances, provides strategic growth and profit acceleration guidance for expansion stage businesses. Including 33 years at AT&T, Mr. Boyd’s experience spans decades in the communications, technology, media, energy, and business services industries. He has been president/CEO of a business process outsourcing provider to the telecommunications industry, president/CEO of an energy services company, president of AT&T’s international computer business, and a senior adviser to CKX. Mr. Boyd also has served on multiple advisory and corporate boards, including businesses in global wireless distribution, retail technology, and media/entertainment. A graduate of Iona College, he holds a Masters degree from Pace University in Advanced Management and certificates from Wharton in Advanced Marketing Management and Mergers and Acquisitions.

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Mark V. Rosenker, Director.  Mr. Rosenker Boyd has been a member of our Board of Directors since May 2011. Mr. Rosenker was chairman and acting chairman of the National Transportation Safety Board (NTSB) from 2005-2009. He retired as a Major General in the U.S. Air Force Reserve in December 2006 after 37 years of combined active and reserve service. During his Air Force career, Mark served as Deputy Assistant to the President and Director of the White House Military Office, where he was responsible for managing the military assets and personnel supporting the President and Vice President. Prior to his NTSB role, Mark was Managing Director of the Washington Office of the United Network for Organ Sharing. Earlier, he served 23 years as Vice President, Public Affairs for the Electronic Industries Association. His government service spans the Department of the Interior, the Federal Trade Commission, and the Commodity Futures Trading Commission. Mark’s Air Force awards and decorations include the Air Force Distinguished Service Medal with One Oak Leaf Cluster and the Legion of Merit. He is a former member of the Board of Visitors to the Community College of the Air Force. In addition to graduating from the University of Maryland, Mark is a graduate of the Air Command and Staff College and the Air War College.

Robert Wurwarg, Director. Mr. Wurwarg has been a director since December 2014. Mr. Wurwarg is an attorney and business advisor with more than 35 years of experience in the tax and corporate law aspects of a broad range of sophisticated business transactions including mergers, acquisitions, dispositions, restructurings, joint ventures and other investments. Most recently, he was a senior tax principal in Deloitte & Touche LLP's Mergers and Acquisitions Practice in New York. He was previously a tax partner at Dechert. Mr. Wurwarg received an LL.M in Taxation from New York University's School of Law, a J.D. from the Georgetown University Law Center, and an M.A. from Johns Hopkins University's Paul H. Nitze School of Advanced International Studies.

Richard Stewart, Director. Mr. Stewart has been a director since December 2014. Mr. Stewart was a former Vice Chairman of Lehman Brothers. Mr. Stewart is the Chairman Emeritus of Heritage Capital Resources, LLC, a $1.5 billion joint venture REO fund. Over the course of his 40+ year career, he has led, privately invested, and consulted in financial services, technology, real estate, nonprofits, and large multinationals. In addition to Lehman Brothers, Stewart has held senior executive positions at Citicorp, Kidder Peabody, and Merrill Lynch. Stewart is a Certified Public Accountant and has an MBA in Finance and a BBA in Marketing and Finance from the University of Michigan.

Our Board of Directors has determined that John Boyd, Mark V. Rosenker, Robert Wurwarg and Richard Stewart qualify as independent directors under the rules of the Nasdaq Stock Market because they are not currently employed by us, and do not fall into any of the enumerated categories of people who cannot be considered independent in the Nasdaq Stock Market Rules.

Board Operations

We have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined. Paul Burgess currently serves as Chairman and Chief Executive Officer of the Company. Due to our small size and limited resources, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined. The board has not designated a lead director. Given the limited number of directors comprising the board, the independent directors may call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. Under these circumstances, the directors believe that formalizing a lead director for functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

The Board of Directors held four meetings during 2014. During 2014, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

The company does not have a policy on whether the members of the Board of Directors should attend annual meetings; however, all directors are encouraged to attend the annual meeting. The company did not have an annual meeting last year.

The Board has adopted a code of ethics applicable to Company’s directors, officers, and employees. The code of ethics is available at Company’s website, www.latticeinc.com.

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Board Committees

The Board of Directors has standing audit, compensation, nominating, and governance committees, comprised solely of independent directors. The committees were reconstituted and committee members were appointed in March 2015. The committees do not currently have charters as they were only recently reconstituted, but the Board of Directors intends to adopt charters for each of the committees in the near future. Each committee member is independent under the Nasdaq Marketplace Rules relating to committee independence applicable to the committee on which such member serves.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, engages Company’s independent accountants, reviewing their independence and performance; reviews Company’s financial disclosure, financial statements, and accounting principles, policies, and practices, and the scope and results of the annual audit. The Audit Committee was reconstituted in March 2015 and did not have any meetings during 2014.

The members of the Audit Committee are John Boyd, Robert Wurwarg and Richard Stewart. The Board of Directors believes that Mr. Stewart qualifies as an “audit committee financial expert”, as such term is defined in the rules of the Securities and Exchange Commission.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2014 the Audit Committee:

•	reviewed and discussed the audited financial statements with management;
•	discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
•	received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Company’s annual report on Form 10-K for the year ended December 31, 2014.

Richard Stewart, Chair
John Boyd
Robert Wurwarg

Compensation Committee

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company’s executive officers. The Compensation Committee was reconstituted in March 2015 and did not have any meetings during 2014.

The members of the Compensation Committee are Mark V. Rosenker, Robert Wurwarg and Richard Stewart.

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Nominating Committee

The Nominating Committee assists the Board of Directors in identifying and recommending qualified individuals to the Board as its nominees for election as directors, in determining the composition of the Board, and in assessing the Board’s effectiveness. The Nominating Committee was reconstituted in March 2015 and did not have any meetings during 2014.

The members of the Nominating Committee are John Boyd, Mark V. Rosenker and Richard Stewart.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o Lattice Incorporated, 7150 N. Park Drive, Suite 500, Pennsauken, New Jersey 08109. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

Governance Committee

The Governance Committee assists the Board of Directors by advising it with respect to corporate governance matters and practices. The Governance Committee was reconstituted in March 2015 and did not have any meetings during 2014.

The members of the Governance Committee are John Boyd, Mark V. Rosenker and Robert Wurwarg.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, Lattice Incorporated, 7150 N. Park Drive, Suite 500, Pennsauken, New Jersey 08109, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Except for Paul Burgess, who failed to file a Form 4 related to the one transaction relating to the purchase of shares of our common stock, to our knowledge, no persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year ended December 31, 2014.

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Executive Compensation

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation earned in respect of our Chief Executive Officer and those individuals who received compensation in excess of $100,000 per year, collectively referred to as the named executive officers, for our last two completed fiscal years.

Name and Principal Position	Year	Salary $	Bonus $ (1)	Stock Awards $	Option Awards $ (2)	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $

Paul Burgess	2014	$250,000	-	-	-				$250,000
President, CEO	2013	$250,000	-	-	$217,890				$467,890

Joe Noto	2014	$175,000	-	-	-				$175,000
Chief Financial	2013	$175,000	-	-	$108,945				$283,945
Officer
(1)	Represents performance bonus earned in the year when paid.
(2)	These amounts represent the estimated present value of stock options or warrants at the date of grant, calculated using the Black-Scholes options pricing model. The options vest annually on the anniversary date over 3 years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth with respect to grants of options to purchase our common stock to the named executive officers as of December 31, 2014:

Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options #	Option Exercise Price $	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares Units or Other Rights That Have not Vested #	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares Units or Other Rights That Have not Vested $
Joe Noto	-	200,000	(a)	-	$0.08	July, 2015	-	-	-	-
	-	1,400,000	(a)	-	$0.08	May, 2018	-	-	-	-
	-	1,400,000	(c)	-	$0.12	Dec, 2023	-	-	-	-

Paul Burgess	-	200,000	(b)	-	$0.08	May, 2018	-	-	-	-
	-	200,000	(b)	-	$0.08	Oct, 2018	-	-	-	-
	-	600,000	(b)	-	$0.08	Feb, 2015	-	-	-	-
	-	2,800,000	(b)	-	$0.08	May, 2018	-	-	-	-
	-	2,800,000	(d)	-	$0.12	Dec, 2023	-	-	-	-

____________________

(a)	Vests as of December 31, 2011.
(b)	Vests as of December 31, 2010.
(c)	Vests as of December 31, 2016.
(d)	Vests as of December 31, 2016.

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EMPLOYMENT AGREEMENTS

On March 24, 2009, the Company renewed its Executive Employment Agreement with Paul Burgess. Under the Executive Employment Agreement, Mr. Burgess was employed as our Chief Executive Officer for an initial term of three years. Thereafter, the Executive Employment Agreement has been automatically be extended for successive terms of one year each. Mr. Burgess is paid a base salary of $250,000 per year under the Executive Employment Agreement Amendment. Mr. Burgess is also eligible for an incentive bonus of not less than 40% of his base salary based on achieving certain goals established annually by the Compensation Committee of the Board. As part of the agreement he will receive medical, vacation and profit sharing benefits consistent with our current policies. The agreement may be terminated by Mr. Burgess upon at least 60 days prior notice to us.

On March 24, 2009, the Company renewed its executive employment agreement with Joe Noto. Under the Executive Employment agreement, Mr. Noto was employed as our Chief Financial Officer for a term of three years at an annual base salary of $175,000. Thereafter, the Executive Employment Agreement has been automatically extended for successive terms of one year each. Mr. Noto is also eligible for an incentive bonus of not less than 40% of his base salary based on achieving certain goals established annually by the Compensation Committee of the Board. As part of the agreement he will receive medical, vacation and profit sharing benefits consistent with our current policies. The agreement may be terminated by Mr. Noto upon at least 60 days prior notice to us.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash	Option Awards	Total
Mark Rosenker	$6,000	–	$6,000
Don Upson (1)	$6,000	–	$6,000
John Boyd	$6,000	–	$6,000
(1)	No longer a member of the Board of Directors.

All of our directors presently receive annual compensation of $6,000 in cash. No options were granted in 2014.

Certain Relationships and Related Transactions

Company’s policy is to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Rosenberg Rich Baker Berman & Company as independent accountants for fiscal 2015. Representatives of Rosenberg Rich Baker Berman & Company are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

A majority of shares present or represented by proxy and entitled to vote at the meeting is required to ratify appointment of the independent accountants. If stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Rosenberg Rich Baker Berman & Company.

Services and Fees of Independent Accountants

Aggregate fees billed to the Company by Rosenberg Rich Baker Berman & Company during the last two fiscal years were as follows:

Fees	2014	2013
Audit Fees	$73,000	$73,000
Audit Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total	$73,000	$73,000

Audit Fees

The aggregate fees billed by our independent auditors, for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2014 and 2013, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years were $73,000 and $73,000, respectively.

Audit Related Fees

There were no audit related fees billed for products or services provided by our principal accountant for the fiscal years ended December 31, 2014 and 2013.

Tax Fees

There were no tax fees billed for products or services provided by our principal accountant for the fiscal years ended December 31, 2014 and 2013.

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All Other Fees

There were no other fees billed for products or services provided by our principal accountant for the fiscal years ended December 31, 2014 and 2013.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

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PROPOSAL 3

TO APPROVE THE LATTICE INCORPORATED 2015 OMNIBUS EQUITY INCENTIVE PLAN

The Company is seeking approval of the shareholders to adopt the 2015 Omnibus Equity Incentive Plan (the “2015 Plan”). The purpose of the 2015 Plan is to assist the Company to attract, retain and provide incentives to employees and directors of, and consultants and advisers to, the Company and its subsidiaries.  If the 2015 Plan is approved, awards under the 2015 Plan will be limited in the aggregate to 25,000,000 shares of our common stock, which includes shares granted under the Company’s 2008 Incentive Stock Plan (the “2008 Plan”). If the 2015 Plan is approved, there will be no new grants under the 2008 Plan.

A majority of shares present or represented by proxy at the meeting and entitled to vote is required to ratify appointment of the independent accountants.

Equity Compensation Plan Information

The following table sets forth the information indicated with respect to our compensation plans under which our common stock is authorized for issuance as of the year ended December 31, 2014.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders*	16,516,000	$0.10	-0-
Equity compensation plans not approved by security holders	0	0	0
Total	16,516,000	$0.10	-0-

General Description of the 2015 Omnibus Equity Incentive Plan

The following is a summary of the material provisions of the 2015 Plan and is qualified in its entirety by reference to the complete text of the 2015 Plan, a copy of which is attached to this Proxy Statement as Annex A.

Administration. Upon effectiveness, the 2015 Plan will be administered by the Compensation Committee of the Board of Directors (the “Plan Committee”) consisting of persons who, upon completion of this offering, will each be (i) “Outside Directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, (ii) “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or Non-Employee Directors, and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board of Directors or the Plan Committee may delegate to a committee of one or more members of the Board of Directors who are not (x) Outside Directors, the authority to grant awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award, or (B) persons with respect to whom we wish to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Plan Committee is eligible to receive an award under the 2015 Plan, such Plan Committee member shall have no authority hereunder with respect to his or her own award. Among other things, the Plan Committee has complete discretion, subject to the terms of the 2015 Plan, to determine the employees, non-employee directors and non-employee consultants to be granted awards under the 2015 Plan, the type of awards to be granted, the number of ordinary shares subject to each award, the exercise price under each option and the base price for each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the ordinary shares underlying the award, and the required withholdings, if any. The Plan Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2015 Plan.

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Grant of Awards; Ordinary Shares Available for Awards. The 2015 Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted ordinary shares, restricted ordinary shares, restricted stock units, performance stock, performance units, SARs, tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely Company employees or employees of the Company’s subsidiaries are eligible for incentive stock option awards). We have reserved a total of 25,000,000 ordinary shares for issuance as or under awards to be made under the 2015 Plan, inclusive of previously issued and outstanding under the 2008 Plan. To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any ordinary shares subject to such award shall again be available for the grant of a new award. The 2015 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the 2015 Plan at any time with respect to any ordinary shares for which awards have not theretofore been granted; provided, however, that the 2015 Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted. The number of ordinary shares for which awards which are options or SARs may be granted to a participant under the 2015 Plan during any calendar year is limited to 5,000,000. For purposes of qualifying awards as “performance-based” compensation under Code Section 162(m), the maximum amount of cash compensation that may be paid to any person under the 2015 Plan in any single calendar year shall be $1,000,000.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the 2015 Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Options. The term of each stock option shall be as specified in the option agreement; provided, however, that except for stock options which are ISOs, granted to an employee who owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) more than 10% of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code (a “ten percent shareholder”), no option shall be exercisable after the expiration of ten (10) years from the date of its grant (five (5) years for an employee who is a ten percent shareholder).

The price at which an ordinary share may be purchased upon exercise of a stock option shall be determined by the Plan Committee; provided, however, that such option price (i) shall not be less than the fair market value of an ordinary share on the date such stock option is granted, and (ii) shall be subject to adjustment as provided in the 2015 Plan. The Plan Committee or the Board of Directors shall determine the time or times at which, or the circumstances under which, a stock option may be exercised in whole or in part, the time or times at which options shall cease to be or become exercisable following termination of the stock option holder’s employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by or forms in which ordinary shares will be delivered or deemed to be delivered to participants who exercise stock options.

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Options which are ISOs shall comply in all respects with Section 422 of the Code. In the case of an ISO granted to a ten percent shareholder, the per share exercise price under such ISO (to the extent required by the Code at the time of grant) shall be no less than 110% of the fair market value of a share on the date such ISO is granted. ISOs may only be granted to employees of the Company or employees of one of the Company’s subsidiaries. In addition, the aggregate fair market value of the shares subject to an ISO (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of ISOs may not exceed $100,000. Any Option which specifies that it is not intended to qualify as an ISO or any Option that fails to meet the ISO requirements at any point in time will automatically be treated as a NQSO under the terms of the 2015 Plan.

Unrestricted Stock Awards. Pursuant to the terms of the applicable unrestricted stock award agreement, an unrestricted stock award is the award or sale of ordinary shares to employees, non-employee directors or non-employee consultants, which are not subject to transfer restrictions in consideration for past services rendered to the Company or any of its subsidiaries or for other valid consideration.

Restricted Stock Awards. A restricted stock award is a grant or sale of ordinary shares to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards. A restricted stock unit award provides for a grant of ordinary shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of an ordinary share, or one (1) ordinary share, as determined in the sole discretion of the Plan Committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A.

Performance Stock Awards. A performance stock award provides for the distribution of ordinary shares (or cash equal to the fair market value of ordinary shares) to the holder upon the satisfaction of predetermined individual and/or Company goals or objectives. The Plan Committee shall set forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to the receipt of ordinary shares (or cash equal to the fair market value of ordinary shares) pursuant to such holder’s performance stock award and the number of shares of ordinary shares subject to such performance stock award. The vesting restrictions under any performance stock award shall constitute a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such ordinary shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of our fiscal year to which such goals and objectives relate, unless otherwise structured to comply with Code Section 409A. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance stock award shall have no rights as a shareholder until such time, if any, as the holder actually receives ordinary shares pursuant to the performance stock award.

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Performance Unit Awards. A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or Company (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to payment, the number of units awarded to the holder and the dollar value assigned to each such unit. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance unit shall be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or the Company satisfies (or partially satisfies, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Stock Appreciation Rights. A SAR provides the participant to whom it is granted the right to receive, upon its exercise, cash or ordinary shares equal to the excess of (A) the fair market value of the number of ordinary shares subject to the SAR on the date of exercise, over (B) the product of the number of ordinary shares subject to the SAR multiplied by the base value for the SAR, as determined by the Plan Committee or the Board of Directors. The Plan Committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of an ordinary share on the date of grant), the number of ordinary shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Plan Committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the ordinary shares under the related option. If the Plan Committee grants a SAR which is intended to be a tandem SAR, the tandem SAR shall be granted at the same time as the related option and additional restrictions apply.

Distribution Equivalent Rights. A distribution equivalent right entitles the holder to receive bookkeeping credits, cash payments and/or ordinary share distributions equal in amount to the distributions that would be made to the holder had the holder held a specified number of ordinary shares during the period the holder held the distribution equivalent rights. The Plan Committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional ordinary shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such award becomes vested, the distribution of such cash or ordinary shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the holder’s interest in the award vests, unless otherwise structured to comply with Code Section 409A. Distribution equivalent rights awards may be settled in cash or in ordinary shares, as set forth in the applicable distribution equivalent rights award agreement. A distribution equivalent rights award may, but need not be, awarded in tandem with another award (but not an option or SAR award, whereby, if so awarded, such distribution equivalent rights award shall expire, terminate or be forfeited by the holder, as applicable, under the same conditions as under such other award. The distribution equivalent rights award agreement for a distribution equivalent rights award may provide for the crediting of interest on a distribution equivalent rights award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited and vested), at a rate set forth in the applicable distribution equivalent rights award agreement, on the amount of cash payable thereunder.

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Recapitalization or Reorganization. Subject to certain restrictions, the 2015 Plan provides for the adjustment of ordinary shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of ordinary shares underlying an award theretofore granted, the Company shall effect a subdivision or consolidation of our ordinary shares or the payment of a stock dividend on ordinary shares without receipt of consideration by the Company. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of ordinary shares then covered by such award, the number and class of shares and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of ordinary shares then covered by such award. The 2015 Plan also provides for the adjustment of shares underlying awards previously granted in the event of changes to the outstanding ordinary shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.

Amendment and Termination. The 2015 Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors may terminate the 2015 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2015 Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the 2015 Plan or any part thereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of our shareholders at which a quorum representing a majority of our ordinary shares entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the 2015 Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the 2015 Plan, materially increase the number of ordinary shares subject to the 2015 Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein. In addition, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required in order to cause the benefits under the 2015 Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to cause the 2015 Plan and/or Award to be exempt from or comply with Section 409A of the Code).

Certain U.S. Federal Income Tax Consequences of the 2015 Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the 2015 Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired ordinary shares. This summary assumes that U.S. Participants will hold their ordinary shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2015 Plan, or ordinary shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2015 Plan or ordinary shares issued thereunder pursuant to the 2015 Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the ordinary shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells ordinary shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the ordinary shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

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A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the ordinary shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the ordinary shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the ordinary shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such ordinary shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.

A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of ordinary shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the ordinary shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such ordinary shares at the time the restriction lapses over any amount paid for the ordinary shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such ordinary shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE LATTICE INCORPORATED 2015 OMNIBUS EQUITY INCENTIVE PLAN.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card.

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PROPOSAL 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion.

A majority of shares present or represented by proxy and entitled to vote at the meeting is required for advisory approval of executive compensation. The advisory vote is not binding on Company, the Board of Directors, or management; if executive compensation is not approved, the Compensation Committee will take account of this fact when considering executive compensation for future years.

Company intends to submit to stockholders an advisory vote to approve executive compensation every three years. Company plans to submit the next vote at the third annual meeting succeeding this year’s annual meeting.

A majority of votes present or represented by proxy at the meeting and entitled to vote is required for advisory approval of executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive officers, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, approved.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card.

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PROPOSAL 5

ADVISORY VOTE REGARDING FREQUENCY OF ADVISORY VOTES

TO APPROVE EXECUTIVE COMPENSATION

As required by Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote regarding whether advisory votes to approve executive compensation should be submitted to stockholders every year or every two or three years.

The advisory vote will be determined by a majority of shares present or represented by proxy and entitled to vote at the meeting. The advisory vote is not binding on Company, the Board of Directors, or management; the Board will take account of the results of the vote in considering whether to change the frequency of advisory votes to approve executive compensation.

Company intends to submit to stockholders an advisory vote to approve executive compensation every three years. Company plans to submit the next vote at the third annual meeting succeeding this year’s annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION BY SELECTING THREE YEARS ON THE PROXY CARD:

RESOLVED, that an advisory vote to approve executive compensation be submitted to stockholders every three years.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card.

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OTHER INFORMATION

Company’s 2014 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to c/o Secretary, Lattice Incorporated, 7150 N. Park Drive, Suite 500, Pennsauken, New Jersey 08109.

Important Notice Regarding Delivery of Stockholder Documents

If your shares are held in street name, your broker, bank, custodian, or other nominee holder may deliver only one copy of this proxy statement and the annual report to stockholders to multiple stockholders sharing an address, absent contrary instructions from one or more of the stockholders. Company will deliver a separate copy of the proxy materials to a stockholder at a shared address to which a single copy was delivered, upon written or oral request, to c/o Secretary, Lattice Incorporated, 7150 N. Park Drive, Suite 500, Pennsauken, New Jersey 08109, (856) 910-1166. Stockholders sharing an address and receiving multiple copies of the proxy materials who wish to receive a single copy should contact their broker, bank, custodian or other nominee holder.

Other Matters to Be Presented at the Annual Meeting

Company did not have notice, as of May 21, 2015, of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by January 15, 2016. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s board of directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by April 10, 2015.

By Order of the Board of Directors,

/s/ Paul Burgess
Paul Burgess
Chairman and Chief Executive Officer

May 22, 2015

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Annex A

LATTICE INCORPORATED

2015 OMNIBUS EQUITY INCENTIVE PLAN

A-1

LATTICE INCORPORATED
2015 OMNIBUS EQUITY INCENTIVE PLAN

Article I
PURPOSE

The purpose of this Lattice Incorporated 2015 Omnibus Equity Incentive Plan (the “Plan”) is to benefit Lattice Incorporated, a Delaware corporation (the “Company”) and its stockholders, by assisting the Company and its subsidiaries to attract, retain and provide incentives to key management employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Distribution Equivalent Rights or any combination of the foregoing.

Article II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1            “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.2            “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Distribution Equivalent Right or Unrestricted Stock Award.

2.3            “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.4            “Board” shall mean the Board of Directors of the Company.

2.5            “Base Value” shall have the meaning given to such term in Section 14.2.

2.6            “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

A-2

2.7            “Change of Control” shall mean: (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term), “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)             Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)            The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;

(c)             The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)            The approval by the holders of Shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or

(e)             Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

A-3

2.8            “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.9            “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.

2.10         “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.11         “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.12         “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.13         “Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the period the Holder held the Distribution Equivalent Right.

2.14         “Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

2.15         “Effective Date” shall mean July1, 2015.

2.16         “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.17         “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended.

2.18         “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the NASDAQ Stock Market (“NASDAQ”), as reported by NASDAQ, or such other domestic or foreign national securities exchange on which the Shares may be listed. If the Shares are not listed on NASDAQ or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date. If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

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2.19         “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.20         “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.21         “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.22         “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.23         “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.24         “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.25         “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

2.26         “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period meeting pursuant to Section 17.8.

2.27         “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate as provided under Section 17.8.

2.28         “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

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2.29         “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Holder.

2.30         “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.31         “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.32         “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.33         “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

2.34         “Plan” shall mean this Lattice Incorporated 2015 Omnibus Equity Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

2.35         “Qualified Performance-Based Award” shall mean an Award that is intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

2.36         “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.

2.37         “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.38         “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.39         “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.40         “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.41         “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

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2.42         “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.43         “Shares” or “Stock” shall mean the common stock of the Company, par value $0.0001 per share.

2.44         “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

2.45         “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

2.46         “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Shares under the related Option, all as set forth in Article XIV.

2.47         “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.48         “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

2.49         “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

2.50         “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.51         “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

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2.52         “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

Article III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

Article IV
ADMINISTRATION

4.1            Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall consist solely of two (2) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 (“Non-Employee Directors”) and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

4.2            Powers. Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

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4.3            Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

4.4            Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

Article V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1            Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of Shares that may be issued under the Plan shall not exceed Twenty-Five Million Shares (25,000,000) inclusive of awards previously issued and outstanding under the Lattice Incorporated 2008 Incentive Stock Plan (the “2008 Plan”). Upon adoption of this Plan, the 2008 Plan shall be frozen, no new awards shall be granted thereunder, and outstanding awards thereunder shall continue to be governed by the terms and condition of the 2008 Plan and applicable award agreement. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Shares that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one person during any calendar year, shall be Five Million (5,000,000) Shares (subject to adjustment in the same manner as provided in Article XV with respect to Shares subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code, any Shares subject to Options or Stock Appreciation Rights that are canceled or re-priced.

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5.2            Type of Shares Offered. The Shares to be offered pursuant to the grant of an Award may be authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

Article VI
ELIGIBILITY AND TERMINATION OF SERVICE

6.1            Eligibility. Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2            Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

(a)             The Holder’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:

(i)              If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(ii)            If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(iii)          If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which time period may not extend beyond the expiration date of the Award term.

(b)            In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs. Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

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6.3            Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4            Termination of Service for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination of Service for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.

Article VII
OPTIONS

7.1            Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2            Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

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7.3            Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

7.4            Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

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7.5            Option Price and Payment. The price at which any Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of any Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

7.6            Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7            Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

7.8            Prohibition Against Re-Pricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

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Article VIII
RESTRICTED STOCK AWARDS

8.1            Award. A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

8.2            Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. Shares awarded pursuant to a Restricted Stock Award shall be represented by a share certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the share certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the share certificate during the Restriction Period (with a share power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.

8.3            Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

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Article IX
UNRESTRICTED STOCK AWARDS

9.1            Award. Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2            Terms and Conditions. At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3            Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

Article X
RESTRICTED STOCK UNIT AWARDS

10.1         Award. A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.

10.2         Terms and Conditions. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

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10.3         Distributions of Shares. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

Article XI
PERFORMANCE UNIT AWARDS

11.1         Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.

11.2         Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3         Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. If necessary to satisfy the requirements of Code Section 162(m), if applicable, the achievement of such Performance Goals shall be certified in writing by the Committee prior to any payment. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

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Article XII
PERFORMANCE STOCK AWARDS

12.1         Award. A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 11.3.

12.2         Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such Performance Goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.

12.3         Distributions of Shares. The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement. If necessary to satisfy the requirements of Code Section 162(m), if applicable, the achievement of such Performance Goals shall be certified in writing by the Committee prior to any payment. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Article XIII
DISTRIBUTION EQUIVALENT RIGHTS

13.1         Award. A Distribution Equivalent Right shall entitle the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the specified period of the Award.

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13.2         Terms and Conditions. At the time any Award is made under this Article XIII, the Company and the Holder shall enter into a Distribution Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in Shares, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option or a SAR), whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

13.3         Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

Article XIV
STOCK APPRECIATION RIGHTS

14.1         Award. A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

14.2         Terms and Conditions. At the time any Award is made under this Article XIV, the Company and the Holder shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of any Share on the date of grant of the Stock Appreciation Right, (ii) the number of Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of the portion of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

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(a)             The excess of (i) the Fair Market Value of any Share on the date of exercise, over (ii) the Base Value, multiplied by,

(b)            The number of Shares with respect to which the Stock Appreciation Right is exercised.

14.3         Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)             The Base Value shall be equal to or greater than the per Share exercise price under the related Option;

(b)            The Tandem Stock Appreciation Right may be exercised for all or part of the Shares which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);

(c)             The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)            The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Share exercise price under the related Option and the Fair Market Value of the Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Shares with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)             The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Shares subject to the related Option exceeds the per Share exercise price under the related Option.

Article XV
RECAPITALIZATION OR REORGANIZATION

15.1         Adjustments to Shares. The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of any Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

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15.2         Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.

15.3         Other Events. In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award. The number of Shares subject to any Award shall be rounded to the nearest whole number.

15.4         Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

15.5         No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

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Article XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.7 (re-pricing prohibitions) or this Article XVI. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to exempt the Plan or any Award from Section 409A of the Code).

Article XVII
MISCELLANEOUS

17.1         No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

17.2         No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

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17.3         Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

17.4         No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

17.5         Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

17.6         Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

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17.7         Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

17.8         Section 162(m). The following conditions shall apply if it is intended that the requirements of Section 162(m) of the Code be satisfied such that Awards under the Plan which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code: Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various share market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction. Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code. The Committee may postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction, provided that such deferral satisfies the requirements of Section 409A of the Code. For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum aggregate amount that may be paid in cash during any calendar year to any one person (measured from the date of any payment) with respect to one or more Awards payable in cash shall be One Million Dollars ($1,000,000).

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17.9         Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

17.10     Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

17.11     Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

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17.12     Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

17.13     Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

17.14     Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

17.15     No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

17.16     Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

* * * * * * *

I hereby certify that the Plan was duly adopted by the Board of Directors of the Company on May 18, 2015.

Executed ____________, ____.

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

* * * * * * *

I hereby certify that the foregoing Plan was approved by the shareholders of Company on June 18, 2015.

Executed _____________, ____.

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
LATTICE INCORPORATED

TO BE HELD ON June 18, 2015

Paul Burgess and Joe Noto, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of Lattice Incorporated that the undersigned would be entitled to vote, if personally present, at the 2015 annual meeting of stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3, and 4, and under Proposal 5, FOR every three years. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4, and under Proposal 5, FOR every three years.

1.	ELECTION OF DIRECTORS

1.	ELECTION OF DIRECTORS:	NOMINEES:

	☐ FOR ALL NOMINEES	o Paul Burgess	o John Boyd

		o Mark V. Rosenker	o Robert Wurwarg

o Richard Stewart

☐ WITHHOLD AUTHORITY FOR
ALL NOMINEES

☐ FOR ALL EXCEPT (See
instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	RATIFICATION OF INDEPENDENT ACCOUNTANTS

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO APPROVE THE LATTICE INCORPORATED 2015 OMNIBUS EQUITY INCENTIVE PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION - EVERY:

☐ ONE YEAR	☐ ABSTAIN

☐ TWO YEARS

☐ THREE YEARS

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: ____________, 2015
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.